Rule 497(d)



                                     FT 1014

               Value Line Target 25 Portfolio, October 2005 Series

                    Target VIP Portfolio, October 2005 Series

              Supplement to the Prospectus dated September 30, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolios of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 23, 2005